AGREEMENT OF LEASE

                                     BETWEEN


                         NEWTOWN VENTURE IV ASSOCIATES,
                                            Landlord


                                       AND


                        COLLAGENEX PHARMACEUTICALS, INC.,
                                              Tenant






                               41 University Drive
                          Silver Lake Executive Campus
                              Newtown, Pennsylvania

                                      LEASE
                                      -----

SILVER LAKE EXECUTIVE CAMPUS
Newtown Township, Pennsylvania                       Lease Dated: March 15, 1999


     1.   Reference Data

     Any reference in this Lease to the following subjects shall incorporate therein the data stated for the subject(s) in this Section:

LANDLORD:  Newtown Venture IV Associates, a Pennsylvania limited partnership

BUILDING:  41 University Drive, Silver Lake Executive Campus, Newtown,
           Pennsylvania

LANDLORD'S ADDRESS:      c/o Pitcairn Properties Incorporated
                         One Pitcairn Place
                         165 Township Line Road
                         Jenkintown, Pennsylvania 19046

LANDLORD'S CONSTRUCTION REPRESENTATIVE: James Moyer

TENANT: CollaGenex Pharmaceuticals, Inc., a Delaware corporation

TENANT'S ADDRESS:  Prior to Commencement Date:
                   301 South State Street
                   Newtown, Pennsylvania 18940

                   After Commencement Date:
                   41 University Drive
                   Newtown, Pennsylvania  18940

TENANT'S CONSTRUCTION REPRESENTATIVE:  Mary Claire O'Loughlin

LEASED PREMISES:   A portion of the second floor of 41  University Drive, Silver
                   Lake Executive Campus, Newtown Township, Pennsylvania

RENTABLE AREA OF LEASED PREMISES:  approximately 14,204 Rentable Square Feet

LEASE TERM: One Hundred Twenty-Two (122) months

SCHEDULED COMMENCEMENT DATE:  May 15, 1999

COMMENCEMENT DATE: To Be Determined in accordance with Section 3 hereof

ANNUAL FIXED RENT:   Months 1-2:       Tenant's Proportionate Share of $5.50 per
                     rentable square foot per annum
                     Months 3-60:      $317,885.52  per  annum (14, 204 rentable
                     square feet $22.38/rentable square foot)
                     Months 61-122:    $333,509.92  per  annum (14, 204 rentable
                     square feet @ $23.48/rentable square foot)

OPERATING EXPENSE ALLOWANCE:  Currently  estimated  by  Landlord  at  $5.50  per
                     rentable  square  foot  and  subject   to  readjustment  in
                     accordance with Section 6.A. hereof.

OPERATING EXPENSE BASE YEAR:  The  period  from  June 1, 1999  to  May 31, 2000, provided, however, if the actual average occupancy level for the Building during such period is less than 95%, and/or a full and final real estate tax reassessment has not been completed by the taxing authority for the Building and Lot and/or an abatement or other form of real estate tax relief ("Tax Relief") is then in effect for the Building and/or Lot, then, Landlord, in accordance with generally accepted accounting procedures consistently applied with respect to operating expenses and in accordance with a recent appraisal of the Building and Lot as fully improved and operating with respect to estimated real estate tax assessment, shall make a determination of what the Operating Expenses for the Operating Expense Base Year would have been if during the entire one year period the occupancy of the Building had been not less than 95%, a full and final assessment had been issued and no Tax Relief had been in effect ("Landlord's Determination")

TENANT'S PROPORTIONATE SHARE: 16.4%

PERMITTED USES: General Offices

SECURITY DEPOSIT:  $26,490.46

CONSTRUCTION ALLOWANCE:  Landlord, at  its sole  cost and  expense,  shall fully fund (i) the cost of the turnkey buildout for the Leased Premises under the final plans and specifications for the same prepared by Hayden Architecture & Urban Design ("Tenant's Architect") as attached hereto as Exhibit "B" (the "Final Plans"), which Final Plans have been approved by Landlord and Tenant; plus, (ii) the aggregate cost of the following: (a) seventy-five cents ($.75) per square foot toward fees of Tenant's Architect, payable within ten
                     (10) days of the execution of this Lease; plus (b) the costs of Building standard mini blinds on all exterior windows (the total cost of (i) and (ii), the "Construction Allowance").

BROKER: Tactix Advisory Services, Inc.

                                            NEWTOWN VENTURE IV ASSOCIATES
                                            By Pitcairn Properties Incorporated,
                                               its general partner



                                            By  /s/ James M. Watson
                                              ----------------------------------
                                              Name:  James M. Watson
                                              Title: Senior Vice President




                                            TENANT:

                                            COLLAGENEX PHARMACEUTICALS, INC.



                                            By  /s/ Nancy C. Broadbent
                                              ----------------------------------
                                              Name:  Nancy C. Broadbent
                                              Title: Vice President and
                                                     Chief Financial Officer

     2.   Demise/Access.  Landlord  hereby demises and lets to Tenant and Tenant
          -------------
takes and hires from Landlord that certain space containing approximately 14,204 rentable square feet (the "Leased Premises") delineated in Exhibit "A", attached hereto and made part hereof, consisting of a portion of the second floor in the four (4) story office building (the "Building") erected upon a parcel of ground located at 41 University Drive, Newtown Township, Pennsylvania (the "Lot"),
TOGETHER WITH, appurtenant to the Leased Premises, the right to use in common with Landlord and other tenants, occupants and visitors to the Building, all common areas of the Building and Lot, including, without limitation, the common walkways, sidewalks and parking lots of the Lot. Tenant shall enjoy 24 hour access to the Leased Premises subject to the payment to Landlord of reasonable charges for keys, magnetic card keys, or other security devices.

     3.   Term. The Lease  Term  shall commence  on the  Commencement Date which
          ----
shall be the earlier of (A) the date on which Tenant shall take possession of the Leased Premises, or (B) the first Monday following the date of Substantial Completion as defined in Section 7 hereof, and shall continue for the period of years set forth in Section I hereof, unless extended or sooner terminated as provided herein.

          Landlord shall give Tenant notice of the estimated date of Substantial Completion at least thirty (30) days prior thereto, provided, however, failure of Landlord timely to provide such notice shall not effect a change in the Commencement Date. When the Commencement Date and, consequently, the Lease Term have been so determined, Landlord and Tenant shall confirm the Commencement Date accordingly by an amendment to Section 1.

     4.   Holding Over. If Tenant  retains possession of  the Leased Premises or
          ------------
any part thereof after the termination of this Lease by expiration of the Lease Term or otherwise, without the prior written consent of Landlord, Tenant shall pay Landlord (A) as agreed liquidated damages for such holding over alone, an amount, prorated on a per diem basis for each day of such unlawful retention, equal to the greater of (i) one hundred fifty percent (150%) of the monthly Fixed Rent last in effect, or (ii) the established market rental for the Leased Premises, for the time Tenant thus remains in possession, plus, in each case, all Additional Rent and other sums payable hereunder and (B) all other damages, costs and expenses sustained by Landlord by reason of Tenant's holding over provided that Tenant shall not be liable for the consequential damages incurred by Landlord arising from a holdover of sixty (60) days or less. Without limiting any rights and remedies of Landlord resulting by reason of the wrongful holding over by Tenant, or creating any right in Tenant to continue in possession of the Leased Premises, all Tenant's obligations with respect to the use, occupancy and maintenance of the Leased Premises shall continue during such period of unlawful retention.

     5.   Rent.  The monthly installments  of Fixed  Rent are  payable by Tenant
          ----
beginning on the first day of the third calendar month following the Commencement Date (the "Rent Commencement Date") in monthly installments of one-twelfth (1/12th) of the then current Fixed Rent as set forth in Section 1 hereof, without prior notice or demand, and without any set-off or deduction whatsoever, in advance, on the first day of each month at Landlord's office in Jenkintown, Pennsylvania or at such other place as Landlord may direct, except that the Fixed

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

Rent for the first full month of the Lease Term for which Fixed Rent is payable hereunder will be paid on the date of the execution of this Lease. During the period from the Commencement Date to the Rent Commencement Date, Tenant shall enjoy two (2) months free of Fixed Rent, but shall pay on the first day of each such month, as Additional Rent hereunder, one-twelfth (1/12) of Tenant's Proportionate Share of Operating Expenses of $5.50 per square foot per annum. Fixed Rent and Additional Rent are sometimes collectively referred to herein as "Rent."

          In addition, if the Lease Term commences on a day other than the first day of a calendar month, Tenant shall pay to Landlord, on or before the Commencement Date of the Lease Term, a pro rata portion of the monthly installment of such Additional Rent as is stated in this Section 5 to be payable, such pro rata portion to be based on the number of days remaining in such partial month after the Commencement Date of the Lease Term.

          Tenant hereby covenants and agrees to pay the Fixed Rent, Additional Rent and other sums payable to Landlord hereunder when due, and to pay interest to Landlord at the Overdue Interest Rate (as defined below) (A) on all overdue installments of Fixed Rent from the due date thereof to the date of payment and
(B) on all payments of Additional Rent or other sums payable to Landlord hereunder from the date of written demand for payment until the date of payment; provided, however that no interest shall be payable on Tenant's Operating Expense Adjustment (as hereinafter defined) so long as such Operating Expense Adjustment is paid within the thirty (30) day period described in the second paragraph of Section 6.A. hereof. Upon the occurrence of an Event of Default (as hereinafter defined) by Tenant in the payment of such Additional Rent or other sums payable hereunder, Landlord shall be entitled to all rights and remedies to which it would be entitled if an Event of Default of the payment of Fixed Rent occurred. As used herein, the term "Overdue Interest Rate" shall mean and equal three percent (3%) per annum over the prime interest rate as announced in the "Money Rates" column of the eastern edition of The Wall Street Journal on the
                                                 ------------------------
due date of the payment, or if such rate is no longer published, another interest rate index selected by Landlord to achieve a substantially similar result.

     6.   Escalation.
          ----------

          A.  Operating Expense.  The Operating Expense  Allowance set  forth in
              ------------------
Section 1 hereof represents Landlord's best estimate of the anticipated Operating Expenses for the Operating Expense Base Year for the Building based on information presently available to Landlord. Within one hundred twenty (120) days following the end of the Operating Expense Base Year, or as soon thereafter as administratively feasible, Landlord shall furnish to Tenant an Operating Expense Statement reflecting (i) the actual Operating Expenses (as hereinafter defined) for the Operating Expense Base Year or, (ii) to the extent the actual average occupancy level for the Building during such period is less than 95%, and/or a full and final real estate tax reassessment has not been completed by the taxing authority for the Building and Lot, and/or any form of Tax Relief is then in effect for the Building and/or Lot, Landlord's Determination thereof as required under Section 1 hereof. Subject to Tenant's right to audit as provided herein, including, without limitation, Tenant's right to challenge the real estate component of Landlord's Determination, thereafter, the actual Operating Expenses for the Operating Expense Base Year or such Landlord's Determination shall be the Operating Expense Allowance for all purposes hereunder. In any Lease Year subsequent to the Operating Expense Base Year if
Landlord's actual Operating Expenses for any Operating Year (as hereinafter defined) shall be greater than the Operating Expense Allowance; Tenant shall pay to Landlord as Additional Rent an amount equal to Tenant's Proportionate Share (as defined below) of the difference (the amount of Tenant's Proportionate Share of such difference is hereinafter referred to as the "Operating Expense Adjustment"). If Tenant occupies the Leased Premises or portion thereof for less than a full Operating Year, the Operating Expense Adjustment will be allocated proportionately to the amount of time in such Operating Year that Tenant so occupies such space. Notwithstanding anything to the contrary, in each month during the period from June 1, 2000 to December 31, 2000, Tenant shall pay to Landlord as Additional Rent an amount equal to one twelfth (1/12) of Tenant's Proportionate Share of the estimated annual increase, if any, in the Operating Expenses for the calendar year beginning January 1, 2000 over the Operating Expense Allowance.

          Such Additional Rent shall be paid in the following manner: within one hundred twenty (120) days following the end of each Operating Year or as soon thereafter as administratively feasible, Landlord shall furnish Tenant an Operating Expense Statement (as hereinafter defined). Within thirty (30) days following the receipt of such Operating Expense Statement (the "Expense Adjustment Date") Tenant shall pay to Landlord as Additional Rent the Operating Expense Adjustment for such Operating Year. On the next succeeding Expense Adjustment Date, Tenant shall pay to Landlord (or Landlord shall credit to Tenant) any deficiency (or excess) between the installments paid on account of the preceding year's Operating Expense Adjustment and the actual Operating Expense Adjustment for such Operating Year.

          The following words and terms shall be defined as hereinafter set forth:

               (i) "OPERATING YEAR" shall mean the calendar year commencing January 1, 2000, or such other period of twelve (12) months as hereafter may be adopted by Landlord as its fiscal year, occurring during the Lease Term.

               (ii) "OPERATING EXPENSE STATEMENT" shall mean a statement in writing signed by Landlord, delivered to Tenant within one hundred twenty (120) days following the end of each Operating Year, or as soon thereafter as administratively feasible, setting forth in reasonable detail (a) the Operating Expense for the preceding Operating Year, (b) the Operating Expense Allowance, and (c) the Tenant's Operating Expense Adjustment for such Operating Year, or portion thereof. The Operating Expense for each Operating Year shall be audited and certified by Landlord's independent certified public accountant whose report thereon shall be available for inspection by Tenant at Landlord's office during normal business hours. The Operating Expense Statement shall constitute a final determination as between Landlord and Tenant of the Operating Expense and the Operating Expense Adjustment for any Operating Year, subject to Tenant's right to audit Landlord as provided herein.

               (iii) "OPERATING EXPENSE" shall mean the following expenses incurred by Landlord in connection with the operation, routine repair and maintenance of the Building and the Lot:

                    (a) Wages, salaries, fees and other compensation and payments and payroll taxes and contributions to any social security, unemployment insurance, welfare, pension or similar fund and payments for other fringe benefits required by law or by union agreement (or, if the employees or any of them are non-union, then payments for benefits comparable to those generally required by union agreement in first class office buildings in the Philadelphia suburban area, which are unionized) made to or on behalf of all employees of Landlord performing services rendered in connection with the operation and maintenance of the Building and the Lot, and including, solely, such expenses of all such personnel only for time and services rendered to the Building and Lot, including, without limitation: window cleaners; janitors; miscellaneous handymen; watchmen; persons engaged in patrolling and protecting the Building and the Lot; carpenters; engineers; mechanics; electricians; plumbers; persons engaged in the operation and maintenance of the Building and the Lot; building superintendent and assistants; building manager; and clerical and administrative personnel.

                    (b) The  uniforms  of  all  employees,  and  the   cleaning,
 pressing and repair thereof.

                    (c) Cleaning costs for the Building and the Lot, including the windows and sidewalks, all snow and rubbish removal (including separate contracts therefor) and the costs of all labor, supplies, equipment and materials incidental thereto.

                    (d) Premiums and other charges incurred by Landlord with respect to all insurance relating to the Building and the Lot and the operation and maintenance thereof, including, without limitation: fire and extended coverage insurance, including windstorm, hail, explosion, riot, rioting attending a strike, civil commotion, aircraft, vehicle and smoke insurance; public liability; elevator; workmen's compensation; boiler and machinery; rent; use and occupancy; and health, accident and group life insurance of all employees.

                    (e) All taxes, liens, charges, imposts and burdens and special assessments of every kind and nature imposed by any governmental authority on and/or with respect to the Lot or Building which Landlord shall become obligated to pay because of or in connection with the ownership, leasing or operation of the Lot or the Building.

                    (f) The cost of electricity used for site lighting and the cost of water and sewer and any and all other utility services used in connection with the operation and maintenance of the Building and the Lot.

                    (g) Costs incurred for operation, service, maintenance, inspection, routine repairs and alterations of the Building, the Lot and the heating, air-conditioning, ventilating, plumbing and electrical systems of the Building (including any separate contract therefor) and the costs of labor, materials, supplies and equipment used in connection with all of the aforesaid items; provided, Tenant shall have no obligation to reimburse Landlord for capital repairs, replacements or improvements to the Building or Lot or such systems, except as specifically provided elsewhere herein.

                    (h) Gross receipts taxes, sales taxes and excise taxes and the like upon any of the expenses enumerated herein.

                    (i) Management fees of the managing agent for the Building.

                    (j) The cost of replacements for tools and equipment used in the operation and maintenance of the Building and the Lot.

                    (k) The cost of telephone service, postage, office supplies, maintenance and repair of office equipment and similar costs related to operation of the Building superintendent's and Building manager's office.

                    (l) The cost of licenses, permits and similar fees and charges related to operation, repair and maintenance of the Building.

                    (m) Auditing fees necessarily incurred in connection with the maintenance and operation of the Building, and accounting fees incurred in connection with the preparation and certification of a real estate tax escalation and the operating expense escalation statements pursuant to this
Section 6.

                    (n) All costs incurred by Landlord to retrofit any portion or all of the Building to comply with a change in existing legislation or introduction of new legislation, whether Federal, State or Municipal, and for which no relevant exemption is available, or repairs, replacements and improvements which are appropriate in Landlord's reasonable discretion taking into account sound principles of management consistently applied for the continued operation of the Building as a first class building.

                    (o) All expenses associated with the installation of any energy or cost saving devices for the benefit of the Building.

                    (p) All assessments against Landlord for Landlord's pro rata share of the costs of Silver Lake Executive Campus as provided in the Declaration of Condominium of Silver Lake Executive Campus.

                    (q) Any and all other expenditures of Landlord in connection with the operation, repair or maintenance of the Lot or the Building which are properly expensed in accordance with generally accepted accounting principles consistently applied with respect to the operation, repair and maintenance of first-class office buildings in the Philadelphia suburbs.

                    (r) expenses for seasonal and social relations functions for the benefit of all tenants in the Building.

          If Landlord shall purchase any item of capital equipment or make any capital expenditure as described in subsection (n) and (o) above, then the costs for the same shall be included in Operating Expenses in the year of installation and in subsequent years amortized over the useful life of such equipment or improvement in a manner consistent with generally accepted accounting principles consistently applied, with an interest factor equal to the prime interest rate, as defined in Section 5 hereof. If Landlord shall lease such item of capital equipment, then the rentals or other operating costs paid pursuant to such leasing shall be included in Operating Expenses for each year in which they are incurred.

          Notwithstanding the foregoing, "Operating Expense" shall not include expenditures for any of the following:

                    (a) The cost of any capital addition made to the Building (other than that specified as part of Operating Expense as provided above), including the cost to prepare space for occupancy by a new tenant.

                    (b) Repairs or other work occasioned by fire, windstorm or other casualty or hazard, provided, however, that the foregoing shall not limit the Tenant's liability, if any, under the indemnities provided under this Lease.

                    (c) Leasing commissions, real estate brokers' commissions, advertising and marketing expenses and other costs incurred in leasing or procuring new tenants.

                    (d) Repairs or rebuilding necessitated by condemnation.

                    (e) Depreciation and amortization of the Building, other than

                         (I)   capital  expenditures as described  in subsection
(n) above; or

                         (II)  capital expenditures  as described  in subsection
(o) above.

                    (f) The salaries and benefits of executive officers of Landlord or management company senior to the Building manager, if any.

                    (g) Interest and principal payments on mortgage debt.

                    (h) Ground rental payments.

                    (i) The costs  of:  painting  or  decorating  other  than in public areas; alterations to the Leased Premises or the premises of other tenants of the Building, or work finished by Landlord without charge as an inducement for a tenant to lease space (i.e., free rent, improvement allowances).

                    (j) Income or franchise taxes or such other taxes imposed or measured by the income from Landlord from the operation of the Building.

                    (k) The cost of constructing, installing, or operating any special service or facility such as an observatory, broadcasting facility, luncheon club, athletic or recreational club, cafeteria or dining facility.

                    (l) The costs associated with services or amenities not available to all tenants or provided to any tenant to a materially greater extent or more favorable manner than generally provided to all tenants.

                    (m) The costs of correcting latent defects and defects in construction or renovation of the Building or its systems.

                    (n) Legal expenses incurred in connection with tenant leases
including,  without  limitation,   negotiations  with  prospective  tenants  and
enforcing provisions or of other leases in the Building.

                    (o) Payments for rental items, the cost of which would constitute a capital expenditure if such equipment were purchased, unless such items are customarily treated as operating expenses in accordance with generally accepted accounting principles consistently applied.

                    (p) Any fees and expenses paid to any contractor which is related to Landlord to the extent such fees and expenses are in excess of customary market amounts which would be paid in the absence of such relationship.

                    (q) Expenditures for repairs or maintenance which are covered by warranties, guaranties or service contracts, except to the extent that such warranty, guaranty or service contract is not honored or charges are imposed thereunder.

                    (r) The costs of repairs, alterations, additions, charges, tools, equipment replacements and the like which under generally accepted accounting principles are properly classified as capital expenditures, except to the extent otherwise permitted hereunder.

                    (s) Damages incurred due to the negligence or intentional acts or omissions of Landlord.

                    (t) The costs of financing or refinancing.

                    (u) Reserves for capital items, bad debts or rental losses.

          Operating Expense shall be "net" and, for that purpose, shall be reduced by the amounts of any reimbursement or credit received or receivable by Landlord with respect to an item of cost that is included in Operating Expense (other than reimbursements to Landlord by tenants of the Building pursuant to Operating Expense escalation provisions).

          To the extent that any item of Operating Expense is incurred in common with another building or lot in the Silver Lake Executive Campus, such item of expense shall be apportioned equitably among the properties incurring such expenses.

          If Landlord shall eliminate the payment of any wages or other labor costs or otherwise reduce Operating Expense as a result of the installation of new devices or equipment, or by any other means, then in computing the Operating Expense the corresponding items shall be deducted from the Operating Expense Allowance and Operating Year. All electricity invoiced to Tenant directly or as an Operating Expense shall be invoiced at Landlord's cost without markup.

          The Operating Expense for any Operating Year or portion thereof during which less than ninety five percent (95%) of the Rentable Area of the Building is leased to tenants shall be increased to include an imputed cost for unoccupied portions of the Building in an amount with respect to each such area equal to the product of (a) the Landlord's estimate of the marginal Operating Expense saving resulting from such vacancy, times (b) a fraction, the numerator of which is the number of days during such Operating Year such portion of the Building was unoccupied and the denominator of which is three hundred sixty-five
(365), times (c) the Rentable Area of such unoccupied space. In the time that more than one such portion of Rentable Area shall be unoccupied on separate dates within a relevant Operating Year, then a separate computation shall be made with respect to each unoccupied portion, and the products of such computations shall be added together, and the total thereof shall be the amount of Operating Expense imputed to such unoccupied portions for such Operating Year.

               (iv) "TENANT'S PROPORTIONATE SHARE" shall mean a fraction, the numerator of which shall be the Rentable Area of Leased Premises, and the denominator of which is 86,597 rentable square feet (subject to adjustment only by reason of any substantial addition to the Building made after the date of the initial completion of construction of the Building), and shall equal, with respect to the Leased Premises, the percentage set forth in Section I of this Lease.

     B. Tenant shall have the right to audit Landlord's books and records relating to Operating Expenses once during each calendar year during the Lease Term, including, without limitation, the establishment of the Operating Expense Allowance under Section 6.A hereof, which right may be exercised by Tenant upon written notice delivered not less than two hundred seventy (270) days following the delivery of the Operating Expense Statement to Tenant. In the exercise of Tenant's rights under this Section, Tenant shall have reasonable access to Landlord's books and records relating to Operating Expenses which shall be made available at Landlord's business offices at a mutually agreeable time during Landlord's normal business hours. Tenant shall not suspend payment of Rent based upon the pending outcome of the audit. In no event shall Tenant engage any professional lease audit firm doing business on a contingent fee or other similar commission arrangement based on recovery. In the event that such audit discloses a discrepancy in excess of three percent (3%), Landlord shall (i) to the extent Tenant elects not to credit such overpayment against Rent, refund within thirty (30) days of such audit the entire amount overpaid to Tenant, together with interest thereon at the Overdue Interest Rate from the date of Tenant's overpayment, or Tenant may credit such overpayment against Rent next coming due, and (ii) pay all reasonable costs of Tenant's audit.

     7.   Completion of Improvements. Before the commencement of the Lease Term,
          --------------------------
Landlord will substantially complete the construction of the Building (if not substantially completed as of the execution hereof) to the stage that the Building is operable for Tenant's purposes, which shall be defined as occurring when Tenant's entrance to the Leased Premises are substantially completed and the heating and air-conditioning system (as required for the season and then prevailing climate) and all other mechanical systems required for service to the Leased Premises are in regular operation. The Building shall be compliant with all applicable state, federal and local laws in effect on the date that the certificate of occupancy for the Building is issued, including, without limitation, the ADA.

          The Leased Premises shall be deemed to be substantially completed ("Substantially Completed" or "Substantial Completion") when (i) all work specified to be done in the Final Plans, has been substantially completed as determined by Landlord except for minor items of finishing and construction of a nature which are not necessary to make the Leased Premises reasonably tenantable for Tenant's use as stated herein and (ii) a certificate of occupancy has been issued. All punch list items shall be completed by Landlord within thirty (30) days following the date of Substantial Completion, subject only to force majeure (as hereinafter defined).

          If Tenant makes any changes to the Final Plans and Landlord advises Tenant at the time of the proposed change that such changes would cause a delay in the Commencement Date, then, if such delay should occur, in addition to the costs Tenant shall pay for any costs to Landlord as provided in Section 8 hereof, Tenant shall commence to pay rent on the Rent Commencement Date that would have been in effect had the changes of Tenant not affected the Commencement Date.

          Landlord shall have the Leased Premises Substantially Completed by the Scheduled Commencement Date, except for delays due to governmental regulation, unusual scarcity of or inability to obtain labor or materials, labor difficulties, unusual delays in the procurement or issuance of permits, casualty to the Building or Acts of God (such casualty or Acts herein referred to as "force majeure"), any of which shall extend the Scheduled Commencement Date for a period equal to the total of the duration of each such delay. In the event any delay of the Scheduled Commencement Date is caused by factors other than force majeure, Tenant shall be entitled to one (1) day of free rent for each period of three (3) days the Scheduled Commencement Date is delayed beyond June 1, 1999.. If the Leased Premises is not Substantially Completed within three (3) months following the Scheduled Commencement Date, as the same may be extended in accordance herewith, Tenant, as Tenant's sole right thereby arising, may terminate this Lease by written notice to Landlord given within fifteen (15) days thereafter provided that the Lease Term shall not have commenced prior to the giving of such notice to Tenant, this Lease to terminate in such case upon Landlord's receipt of such notice, whereupon Landlord shall return all Rent and other monies paid by Tenant to Landlord in advance, except as hereinafter stated, and all further obligations of the parties hereunder shall end.

          It is understood that in the event of such termination by Tenant, Landlord shall have no responsibility to reimburse Tenant for any cost or expenses as Tenant may have directly or indirectly incurred toward this leasing or the occupancy of the Leased Premises, whether with respect to arranging for or termination of arrangements for other space.

     8.   Construction  of  Leased   Premises.  Landlord   will  construct   the
          ------------------------------------
improvements in the Leased Premises in accordance with the Final Plans (the "Landlord Work") at Landlord's sole cost and expense, excepting only change orders requested by Tenant in writing and agreed to in writing by Landlord which shall, in the aggregate, increase the cost of Landlord's Work over the Construction Allowance as described below. In the event that Tenant requires written change orders ("Change Orders") to the Final Plans which, in the aggregate, increase the cost of Landlord's Work to an amount exceeding the Construction Allowance, Tenant shall pay directly and/or reimburse Landlord for
(i) such excess cost over the Construction Allowance arising from the Change Orders and (ii) Landlord's overhead in an amount equal to five percent (5%) of any excess costs over the Construction Allowance. Notwithstanding the foregoing, such excess costs and any such overhead charges shall, if Tenant so elects, be paid for by Landlord and amortized over the Lease Term as Additional Rent at an interest rate equal to twelve percent (12%) per annum. In addition to the foregoing, Tenant shall have the right to require Landlord to pay for Tenant improvements over and above the Construction Allowance in an amount not to exceed $5.00 per square foot and, in such event, Tenant shall amortize such additional expenditures at an interest rate equal to twelve percent (12%) per annum.

          All construction work required or permitted by this Lease, whether by Landlord or Tenant, shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances, regulations and orders of governmental authorities and with all applicable codes of all insurers of the Building. Each party may inspect the work of the other at reasonable times and shall promptly give notice of observed defects. Each party hereby agrees to be bound by and authorizes the other to rely upon, in connection with design and construction, approval and other actions by the Construction Representative named in Section I or any person hereafter designated as Construction Representative by an amendment to Section 1.

          With the prior written consent of Landlord, which may be granted or withheld in Landlord's sole discretion Tenant may prior to the Commencement Date enter upon or have its contractors and agents enter upon the Leased Premises to install data and telecommunications equipment. All such work shall be accomplished with minimal interference to the Landlord's contractors at the site. Tenant shall indemnify, defend and hold Landlord harmless from all loss cost, damage or expense relating to the entry of Tenant or Tenant's contractor's, agents or employees onto the Leased Premises, and shall provide Landlord with evidence of insurance satisfactory to Landlord prior to entering the Leased Premises. In the event that any conflict arises between Landlord's contractors and Tenant or Tenant's contractors, agents or employees, or Landlord otherwise determines that Tenant's activities are interfering with the progress of the work, Landlord may (i) remove Tenant and Tenant's contractors, agents or employees from the Leased Premises and (ii) treat the interference as a tenant delay as provided in the third (3rd) paragraph of Section 7 hereof. Landlord shall use commercially reasonable efforts to cause its general contractor to adopt and implement policies designed to avoid work stoppages, slowdowns, disputes or strikes and shall at all times maintain labor harmony.

          Within five (5) days after written notice from Landlord to Tenant of the date on which Landlord reasonably expects that the construction of the Leased Premises will be Substantially Completed or, in the absence of such notice, within thirty (30) days after Tenant commences occupancy of the Leased Premises, or any part thereof, Landlord's and Tenant's Construction Representatives shall make such inspection of the Leased Premises as Tenant deems appropriate, and, except as otherwise notified by Tenant in writing to Landlord within such period, Tenant shall be deemed to have accepted the Leased Premises in their then condition and as being in the condition in which Landlord is obligated to deliver the Leased Premises hereunder; provided, however that Landlord shall repair or cause to be repaired latent defects in construction that are discovered and reported by Tenant during the effective period of any applicable guaranty or warranty. If as a result of such inspection Tenant discovers deviations or variations from the Final Plans and Change Orders of a nature commonly found on a "punch list" (as that term is used in the construction industry), Tenant shall promptly notify Landlord of such deviations. The existence of such punch list items shall not postpone the Commencement Date of this Lease nor the obligations of Tenant to pay rent. Landlord shall cause all punch list items to be completed within thirty (30) days following the Commencement Date, subject only to force majeure. After the Commencement Date, Landlord, its agents and/or contractors may enter the Leased Premises from time to time to complete unfinished details and adjustments with reasonable dispatch, and such entry shall not constitute an eviction, in whole or in part, entitle Tenant to any abatement or diminution of rent, relieve Tenant of any of its obligations under this Lease, or impose any liability on Landlord to Tenant or its agents or contractors by reason thereof, provided Landlord shall use commercially reasonable efforts to minimize disruption of Tenant's business operations during such entries.

     9.   Alterations or Improvements  by  Tenant. Tenant shall  not make during
          -----------------------------------------
the Lease Term any alterations or additions to the Leased Premises unless with the prior written approval of Landlord and then only in accordance with plans and specifications previously approved by Landlord and subject to such conditions as Landlord may require, including, without limitation, that Tenant be required to pay for any increased cost to Landlord occasioned thereby or attributed thereto and to readapt the Leased Premises prior to the termination of this Lease, all without expense to Landlord. Any such alterations or additions which may be approved by Landlord and made by Tenant shall be deemed part of the Building and shall not thereafter be removed by Tenant unless Landlord shall require removal of same at the time of Landlord's approval of the subject alteration or improvement, in which case Tenant shall remove any such alterations or additions and repair any damage to the Building or the Leased Premises occasioned by their installation or removal (including, without limitation, repairing and patching holes, replacing ceiling, wall and floor surfaces and repainting), and restore the Leased Premises to substantially the same condition as existed prior to the time which any such alterations or additions were made. Notwithstanding anything herein or in the Rules and Regulations to the contrary, Tenant may affix ordinary removable decorative items to the walls, subject to removal and restoration as provided herein.

          All   alterations  and  additions   by  Tenant  and   installation  of
furnishings  following  occupancy  shall be  coordinated  with  any  work  being performed by Landlord and performed in such manner and by such union contractor(s) as to assure harmonious labor relations and so as to not damage the Building or interfere with its operation or with the activities of other tenants and, except for installation of furnishings only, by contractors or workmen first approved by Landlord.

          As further conditions to Landlord's approval of any proposed alterations or additions by Tenant which are to be made after the beginning of the Lease Term, Tenant shall: secure all necessary licenses and permits; deliver to Landlord a waiver, executed by all persons or firms who will be furnishing labor or materials waiving the right to file any mechanic's lien against the Building, the Lot or the estate or interest of Landlord or Tenant therein; cause the contractor(s) and subcontractor(s) to carry Workmen's Compensation insurance in statutory amounts and also comprehensive public liability insurance with limits as approved by Landlord, and deliver to Landlord certificates of all such insurance.

          Failure to comply with any of the provisions of this Section 9 (including, without limitation, any of the terms or conditions of any consent granted hereunder) shall constitute a default under this Lease and upon such default Landlord may pursue any or all of the remedies provided for in Section 28 hereof.

          Tenant shall promptly pay when due the cost of all such alterations and additions as referred to in this Section 9 and shall cause any mechanics' liens which may be filed with respect thereto to be immediately discharged, and shall indemnify Landlord against any loss, cost or expense occasioned directly by such alterations and additions.

     10.  Permitted  Uses.  Tenant  covenants and agrees  to use and occupy  the
          ---------------
Leased  Premises  only in  conformity  with  law and for the uses  specified  in
Section 1 hereof and not to use or permit any use of the Leased Premises which creates any safety hazard, which would be dangerous to the Leased Premises, the Building or the occupants of the same, which would be disturbing to other tenants or occupants of the Building, or which would cause any increase in premium for any insurance which Landlord may then have in effect with respect to the Building generally.

     11.  Building  Operation  and Services.  Landlord  shall  furnish,  through
          ---------------------------------
Landlord's employees or independent contractors, such services, facilities and supplies equal in scope, quality and frequency to those being customarily provided by landlords in first class office buildings in the Philadelphia suburbs, including, without limitation, the following:

          During the construction of the Leased Premises, Landlord shall install a heat pump or other HVAC system to provide heating, ventilating and air conditioning to the Leased Premises. Tenant shall have the right to control the hours of operation such system.

          Maintenance and cleaning shall be provided Monday through Friday (excluding holidays), after business hours, as follows: janitor service, consisting of the removal of customary office trash, dusting of furniture, desks and pictures, and vacuuming; maintenance and service of the toilet rooms in the Leased Premises.

          Hot and cold water for normal lavatory and kitchen purposes shall be provided. If Tenant requires water for additional purposes, Tenant shall pay the cost thereof as shown on a meter to be installed and maintained at Tenant's expense to measure such additional consumption.

          During the construction of the Leased Premises, Landlord shall connect the electrical service in the Leased Premises to the electric public utility serving the Building and Tenant shall be responsible to pay Landlord the charges for such electricity as determined through the separate meter monitoring usage in the Leased Premises. Landlord shall select the electrical utility provider for the Building using its commercially reasonable business judgment taking into consideration all relevant factors.

          Landlord shall furnish and install at Tenant's expense all replacement lighting tubes, lamps, bulbs, and ballasts required in the Leased Premises.

          Landlord shall landscape and maintain the common areas of the Building and Lot.

          Landlord shall provide a security system to the Building and Leased Premises.

          Landlord shall provide on-site property management.

          Landlord shall provide signage to Tenant on the Building Directory and as otherwise shown in the Final Plans.

     12.  Interruption of Services.  In case Landlord is prevented or delayed in
          ------------------------
furnishing any service as set forth in Section II herein or otherwise by reason of any cause beyond Landlord's reasonable control, Landlord shall not be liable to Tenant therefor nor shall Tenant be entitled to any abatement or reduction in rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such absence of building services constitutes actual or constructive, total or partial eviction or renders the Leased Premises untenantable, provided such interruption does not exist for longer than five (5) consecutive days. Thereafter, the continuing interruption shall give rise to an abatement of Fixed Rent and Additional Rent until service is restored. In the event service is not restored within thirty (30) days following the start of the interruption of service and Tenant has ceased operations at and is prepared to vacate or has vacated the Leased Premises, Tenant shall have the right to terminate this Lease and receive the return of the unamortized costs, if any, of any sums paid by Tenant on account of construction of the Leased Premises.

          Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed, provided, however, that in each instance of stoppage, Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs,

Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

     13.  Repairs. Landlord  shall make  all repairs  necessary to maintain  the
          -------
plumbing, heating, ventilating, air conditioning, electric systems, external windows and floors (excluding carpeting and floor coverings), provided, however, that Landlord shall not be obligated to make any such repairs until the expiration of a reasonable period of time after receipt of written notice from Tenant that such repair is needed. In no event shall Landlord be obligated under this Section 13 to repair any damage caused by any act, omission or negligence of Tenant or its employees, agents, invitees, licensees, subtenants, or contractors. If Tenant requires maintenance, servicing, repair or replacement of any special plumbing, heating or air conditioning systems installed for Tenant's benefit in the Leased Premises, such maintenance, servicing, repair or replacement shall be made at the sole expense of Tenant, unless the need for such repairs is caused solely by the negligence or willful misconduct of Landlord, its agents or employees.

          Tenant shall maintain the Leased Premises and the fixtures and appurtenances therein in good repair at all times. Except to the extent released by Landlord pursuant to the waiver of subrogation provision in Section 23 hereof, Tenant shall reimburse Landlord for all costs and expenses of repairing and replacing all damage or injury to the Leased Premises and the Building and to fixtures and equipment caused by Tenant or its employees, agents, invitees, licensees, subtenants, or contractors, or as the result of all or any of them moving in or out of the Building or by installation or removal of furniture, fixtures or other property. Such costs and expenses shall be collectible as Additional Rent and paid by Tenant within fifteen (15) days after rendition of a bill therefor.

          Landlord shall use its best efforts to minimize disruption to Tenant's business operations during any period Landlord is making repairs, alterations, additions, or improvements to and in the Leased Premises or the Building or Lot. Landlord shall not be liable by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, additions or improvements in or to the Leased Premises or the Building or to any appurtenances or equipment therein. There shall be no abatement of rent because of such repairs, alterations, additions or improvements or because of any delay by Landlord in making the same provided that Landlord shall exercise reasonable efforts to perform such work at such time and in such a manner as to minimize disruption to Tenant's business operations.

          Tenant shall give to Landlord prompt written notice of any accidents to, or defects in plumbing, electrical, heating and air conditioning systems and apparatus located in the Leased Premises.

     14.  Credit Enhancements.  Tenant  shall deliver, simultaneously  with  the
          -------------------
execution and delivery of this Lease, an irrevocable standby letter of credit from a financial institution reasonably acceptable to Landlord in form and substance substantially similar to that attached hereto as Exhibit "E", in the amount of Seventy Three Thousand Two Hundred Ninety Two Dollars ($73,292) to secure the payment of the Tenant's portion of the cost of Landlord's Work. The amount of the letter of credit shall be reduced on a straight line basis in each of the first five (5) years of the Lease Term such that, as of the first day of the sixth year of the Lease Term, no letter of credit shall be required hereunder.

     15.  Quiet  Enjoyment.  Tenant, upon  paying  the  Annual Fixed  Rent,  all
          ----------------
Additional Rent and all other sums and charges herein provided for and, upon observing, keeping and performing all covenants, agreements and conditions of this Lease on Tenant's part to be observed, kept and performed, shall quietly have and enjoy the Leased Premises throughout the Lease Term without hindrance or molestation by Landlord or by anyone claiming by, through or under Landlord, subject, however, to the exceptions, reservations and conditions of this Lease.

     16.  Landlord's Right of Entry. Landlord, any  ground lessor,  mortgagee or
          -------------------------
any agent thereof, shall have the right, upon reasonable prior notice, to enter the Leased Premises during regular business hours: to perform Landlord's covenants as set forth in this Lease, for purposes of inspection and to insure Tenant's compliance with the provisions of this Lease, to make any repairs, replacements or alterations to the Building or do any work which Landlord may deem necessary, or to show the Leased Premises to prospective purchasers or mortgagees of the Building, and also, during the last six (6) months of the final Lease Term, to show the Leased Premises to prospective tenants. Landlord shall use commercially reasonable efforts during such entry to minimize disruption of Tenant's business operations.

     17.  Surrender of Premises. Any  alterations,  improvements or additions to
          ---------------------
the Leased Premises made in accordance with Landlord's Work, as same may have been modified from time to time throughout construction of the Leased Premises shall remain upon the Leased Premises at the expiration or earlier termination of this Lease and shall become the property of Landlord. Any alterations, improvements or additions to the Leased Premises made after substantial completion of the Leased Premises shall remain upon the Leased Premises at the expiration or earlier termination of this Lease and shall become the property of Landlord, unless, Landlord, at the time of Landlord's approval of plans for same, shall have given written notice to Tenant to remove such alterations, improvements and additions. In such event, Tenant shall repair any damage caused by the removal (including, without limitation, repairing and patching holes, replacing ceiling, floor and wall surfaces and repainting), and restore the Leased Premises to substantially the same condition in which it existed prior to the time that any such alterations, improvements or additions were made. Should Tenant fail to remove any such alterations, improvements or additions or to repair such damage when required by Landlord so to do pursuant to this Section 17, Landlord may do so, and the reasonable cost and expense thereof shall be paid by Tenant to Landlord as Additional Rent.

          Any personal property which shall remain in the Leased Premises or any part thereof after the expiration or earlier termination of this Lease shall be deemed to have been abandoned and either may be retained by Landlord as Landlord's property or may be disposed of in such manner as Landlord may see fit, provided that notwithstanding the foregoing Tenant shall, upon request of Landlord made no later then ten (10) days after the expiration or earlier termination of this Lease, promptly remove from the Building any such personal property at Tenant's own cost and expense. Should Tenant fail so to do, Landlord may do so, and the reasonable cost and expense thereof shall be paid by Tenant to Landlord as Additional Rent. If such personal property or any part thereof shall be sold by Landlord, Landlord may receive and retain the proceeds of such sale(s) as are necessary to reimburse Landlord for its expenses in connection with the disposal of such personal property, with the remainder, if any, being delivered to Tenant forthwith. The covenants contained in this Section 17 shall survive the expiration or earlier termination of this Lease.

     18.  Miscellaneous Covenants.  Tenant shall faithfully  perform all of  the
          -----------------------
covenants and conditions to be performed and observed by Tenant hereunder and in addition to those covenants and conditions which are set forth elsewhere herein, Tenant agrees:

          A. To secure and maintain in effect any governmental approvals, licenses and permits as may be required for Tenant's use and occupancy of the Leased Premises.

          B. To comply with all applicable laws, codes and regulations of governmental authorities applicable to Tenant's use and occupancy of the Leased Premises and all rules and regulations of insurers of the Leased Premises and the National Board of Fire Underwriters as they apply to Tenant's use and occupancy of the Leased Premises.

          C. Not to use or place any curtains, blinds, drapes, coverings or signs over any exterior windows or upon the window surfaces as would be visible from the outside of the Building without the prior written approval of Landlord.

     19.  Rules and Regulations.  Tenant covenants and agrees  that Tenant,  its
          ---------------------
servants, employees, agents, invitees, licensees and other visitors shall observe faithfully, and comply strictly with, the Rules and Regulations contained in Exhibit "C", attached hereto and made a part hereof, and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may, after written notice to Tenant, from time to time adopt, provided all such Rules and Regulations shall be applied to and enforced against all tenants of the Building in a nondiscriminatory manner. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, invitees, licensees or other visitors. Landlord acknowledges that Tenant shall maintain vending machines on the Leased Premises for the use of its employees and invitees only, and consents to such installation.

     20.  Performance  of  Tenant's  Covenants.  If Tenant  fails to perform any
          ------------------------------------
covenant or observe any condition to be performed or observed by Tenant hereunder or acts in violation of any covenant or condition hereof, Landlord may, but shall not be required to on behalf of Tenant, perform such covenant and/or take such steps, including entering upon the Leased Premises, as may be necessary or appropriate to meet the requirements of any such covenant or condition, provided that Landlord shall have given Tenant at least seven (7) days prior written notice of Landlord's intention to do so, unless an emergency situation exists, in which case Landlord shall have the right to proceed immediately; and all costs and expenses incurred by Landlord in so doing, including reasonable legal fees, shall be paid by Tenant to Landlord upon demand, plus interest at the Overdue Interest Rate from the date of expenditure(s) by Landlord, as Additional Rent. Landlord's proceeding under the rights reserved to Landlord under this Section shall not in any way prejudice or waive any rights as Landlord might otherwise have against Tenant by reason of Tenant's default.

     21.  Eminent Domain.  In the event of the exercise of the power  of eminent
          --------------
domain whereby (A) such portion of the Building is taken that access to the Leased Premises is permanently impaired thereby and reasonable alternate access is not provided by Landlord within a time period which is reasonable under the circumstances, (B) all or substantially all of the Leased Premises or the Building is taken, (C) if less than substantially all of the Building is taken but Landlord, acting in good faith, determines that it is economically unfeasible to continue to operate the uncondemned portion as a first-class office building, or (D) if less than substantially all of the Leased Premises is taken, but Tenant, acting in good faith, determines that because of such taking it is economically unfeasible to continue to conduct its business in the uncondemned portion of the Leased Premises, then in the case of (A) or (B), either party, and in the case of (C), Landlord, and in the ease of (D), Tenant, shall have the right to terminate this Lease as of the date when possession of that part which was taken is required to be delivered or surrendered to the condemning authority; and in such ease all rent and other charges shall be adjusted to the date of termination. The foregoing right of termination shall be applicable to the taking of any estate or interest whatsoever which, as a matter of law, would deprive Landlord or Tenant of any right to possession (in common with others, as to common areas of the Building) for any period in excess of sixty (60) consecutive days from the date of taking, whether or not the taking be in fee, for a term of years or of any other estate or interest; and a taking shall include the transfer of title or of any interest in the Building by deed or other instrument in settlement of or in lieu of transfer by operation of law incident to condemnation proceedings.

          Tenant shall have no right to participate or share in any condemnation claim, damage award or settlement in lieu thereof with respect to any taking of any nature; provided, however, that Tenant shall not be precluded from claiming or receiving payment for Tenant's relocation and moving expenses as may be permitted under applicable law so long as the amount of the same is not subtracted from the award which Landlord is entitled to receive.

     22.  Casualty Damage. In  the  event  of  damage to  or destruction of  the
          ---------------
Leased Premises caused by fire or other casualty, or of the entrances and other common facilities necessary to provide normal access to the Leased Premises, or to other portions of the Building or its equipment which portions and equipment are necessary to provide services to the Leased Premises in accordance herewith, Landlord shall undertake to make repairs and restorations as hereafter provided, unless this Lease be terminated by Landlord or Tenant or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration.

          If (A) the damage is of such nature or extent, in Landlord's sole judgment, that more than one hundred and eighty (180) consecutive days, after commencement of the work, would be required (with normal work crews and hours) to repair and restore the part of the Leased Premises or the Building which has been damaged, or (B) a substantial portion of the Leased Premises or the Building is so damaged that, in Landlord's sole judgment, it is uneconomic to restore or repair the Leased Premises or the Building, as the case may be, or
(C) less than two (2) years remain on the Lease Term, Landlord shall so advise Tenant in the case described in clauses (A) and (B) above, not later than ninety (90) days after the occurrence of such casualty, and in the case of clause (C) above, promptly, and either party, in the case described in clause (A) above, or Landlord, in the case described in clauses (B) or (C) above, for a period of ten (10) days thereafter, shall have the right to terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice. In the event of such fire or other casualty, if this Lease is not terminated pursuant to the terms of this Section 22, if sufficient casualty insurance proceeds are available for use for such restoration or repair, and if this Lease is then in full force and effect, Landlord, commencing not later than ninety (90) days following the occurrence of such casualty, shall proceed diligently and continuously to restore the Leased Premises to substantially its condition prior to the occurrence of the damage, provided that Landlord shall not be obligated to repair or restore any alterations, additions or fixtures which Tenant may have installed (whether or not Tenant has the right or the obligation to remove the same or is required to leave the same on the Leased Premises as of the expiration or earlier termination of this Lease) unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all cost as may be incurred by Landlord in connection therewith. Landlord shall not insure any improvements or alterations to the Leased Premises in excess of those made pursuant to the Final Plans, or any fixtures, equipment or other property of Tenant. Tenant shall have the right, at its sole expense, to insure the value of leasehold improvements of Tenant made pursuant to Change Orders or otherwise made by Tenant in addition to Landlord's Work, fixtures, equipment or other property located in the Leased Premises, for the purpose of providing funds to Landlord to repair and restore the Leased Premises to substantially its condition prior to the occurrence of the damage. If there be any such alteration, fixtures or additions and Tenant does not assure or agree to assure payment of the cost of restoration or repair as aforesaid, Landlord shall have the right to determine the manner in which the Leased Premises shall be restored so as to be substantially as the Leased Premises existed prior to the damage occurring, as if such alterations, additions or fixtures had not then been made or installed. The validity and effect of this Lease shall not be impaired in any way by the failure of Landlord to complete repairs and restoration of the Leased Premises or of the Building within one hundred eighty (180) consecutive days after commencement of work, even if Landlord had in good faith notified Tenant that the repair and restoration could be completed within such period, provided that Landlord proceeds diligently with such repair and restoration; provided, further however that Landlord's portion of such restoration shall be completed within three hundred sixty (360) days of the occurrence of such casualty.

          In the case of damage to the Leased Premises not caused by the negligence or other tortious acts of Tenant which is of a nature or extent that Tenant's continued occupancy is substantially impaired the Annual Fixed Rent otherwise payable by Tenant hereunder shall be equitably abated or adjusted for the duration of such impairment. Anything to the contrary in this Lease notwithstanding, expressed or implied, Landlord shall have no liability to Tenant for and shall have no duty to repair, replace or restore any damage whatsoever, occurring as a result of leakage or seepage of water or any other liquid from any source whatsoever, or breakage of any pipes, mains or other plumbing located in or about the Building, or snow, frost, steam, excessive heat or cold, falling plaster, sewage, gas, odors, noise, or by air conditioning or heating apparatus, provided, however, Landlord shall repair, replace and restore all damage to the

Building structure, systems and fixtures. Tenant shall be responsible to insure and/or repair all of Tenant's leasehold improvements and all equipment, fixtures and personal property located in the Leased Premises.

     23.  Hold  Harmless,  Public Liability Insurance,  Waiver  of  Subrogation.
          ---------------------------------------------------------------------
Tenant covenants and agrees to exonerate, indemnify, defend, protect and save Landlord, owner of the Lot and Landlord's managing agent, if any, harmless from and against any and all claims, demands, expenses, losses, suits and damages as may be occasioned by reason of (A) any accident or matter occurring on the Leased Premises, causing injury to persons or damage to property (including, without limitation, the Leased Premises), unless such accident or other matter resulted from the negligence or otherwise tortious act of Landlord or Landlord's agents, contractors or employees, (B) the failure of Tenant to fully and faithfully perform the obligations and observe the conditions of this Lease, or
(C) the negligence or otherwise tortious act of Tenant, its agents, contractors or employees or anyone in or about the Building on behalf or at the invitation or right of Tenant.

          Landlord covenants and agrees to exonerate, indemnify, defend, protect and save Tenant harmless from and against any and all claims, demands, expenses, losses, suits and damages as may be occasioned by reason of (A) any accident or matter occurring on or about the Building or Lot, causing injury to persons or damage to property (including, without limitation, the Leased Premises), unless such accident or other matter resulted from the negligence or otherwise tortious act of Tenant or Tenant's agents, contractors or employees, (B) the failure of Landlord fully and faithfully to perform the obligations and observe the conditions of this Lease, or (C) the negligence or otherwise tortious act of Landlord, its management company and their respective agents, contractors or employees or anyone in or about the Building on behalf of or at the invitation or right of Landlord.

          Tenant shall keep in force at its own expense comprehensive general liability insurance (including a contractual liability insurance endorsement) in companies acceptable to Landlord sufficient to cover such indemnification and naming as insured Landlord, owner of the Lot, Landlord's managing agent, if any, and Tenant against claims for personal injury" including bodily injury, death or property damage in amounts not less than $1,000,000 or such higher limits as may be customary in the commercial office market, and Tenant will further deposit the policy or policies of such insurance, or certificates thereof, with Landlord. Said policy or policies of insurance or certificates thereof shall have attached thereto an endorsement that such policy shall not be canceled without at least ten (10) days prior written notice to Landlord and Landlord's managing agent, if any, and that no act or omission of Tenant shall invalidate the interest of Landlord under said insurance. Landlord shall keep in force and effect such broad form policy or policies of insurance as shall provide for the full replacement value of the Building.

          Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property covered by any insurance then in force or which should have been kept in force and effect in accordance with the provisions of this Lease, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only to the extent of and with respect to any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsement to the effect that this release shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder.

     24.  Mortgagee  and  Other  Agreements.  In  the  event  any  person, firm,
          ---------------------------------
corporation or other entity who is a party to any instrument to which this Lease is subject or subordinate (including, without limitation, any mortgage now or hereafter placed upon the Building or Lot or on any interest created therein) or their successor(s), succeeds thereunder to the interest of Landlord hereunder in the Building or the Lot, or acquires the right to possession of the Building or the Lot, such person, firm, corporation or other entity shall not be (A) liable for any act or omission of the party named above as Landlord under this Lease;
(B) liable for the performance of Landlord's covenants hereunder which arise and accrue prior to such person, firm, corporation or other entity succeeding to the interest of Landlord hereunder or acquiring such right to possession; (C) subject to any offsets or defenses which Tenant may have at any time against Landlord except as provided in the Lease or at law; and (D) bound by any rent which Tenant may have paid previously for more than one (1) month in advance; and (E) bound by any amendment or modification hereof relating to the reduction of rent, shortening of term, or effecting a cancellation or surrender hereof and made without the consent of such person, firm, corporation or other entity unless such cancellation or surrender is provided for in this Lease.

          Tenant and Landlord each agrees, from time to time as may be requested by the other, to execute, acknowledge and deliver an estoppel letter certifying to such party as Tenant or Landlord reasonably may designate, including any mortgagee, assignee or sublessee, as the case may apply and to the extent true, that this Lease is in full force and effect and has not been amended, modified or superseded, that Landlord has satisfactorily completed all construction work required by this Lease, that Tenant has accepted the Leased Premises and is now in possession thereof, that Tenant has no defense, offsets or counterclaims hereunder or otherwise against Landlord with respect to this Lease or the Leased Premises and that Landlord or Tenant is not in default hereunder (or if any of the foregoing not be the case, specifying in reasonable detail the extent and nature thereof), that Tenant has no knowledge of any pledge or assignment of this Lease or rentals hereunder, that rent is accruing under this Lease but has not been paid more than one (1) month in advance and the date to which rent has been paid; and any other instrument as may be reasonably requested to be executed by Tenant or Landlord by any mortgagee of the Lot or the Building or any interest therein, or any prospective assignee or sublessee of the Leased Premises, so long as the rights of the party delivering the estoppel as provided for by this Lease are not materially affected by any such other instrument. Tenant's estoppel letter shall be in the form of Exhibit "D" attached hereto and made a part hereof, or in such other form as Landlord or its mortgagee shall hereafter request.

     25.  Subordination and Attornment. This Lease and the estate, interest  and
          ----------------------------
rights hereby created are subordinate to any mortgage now or hereafter placed upon the Lot, the Building or any estate or interest therein, including, without limitation, any mortgage on any leasehold estate, and to all renewals, modifications, consolidations, replacements and extensions of the same as well as any substitutions therefor. Tenant agrees that in the event any person, firm, corporation or other entity acquires the right to possession of the Lot and the Building including any mortgagee or holder of any estate or interest having priority over this Lease, Tenant shall, if requested by such person, firm, corporation or other entity, attorn to and become the tenant of such person, firm, corporation or other entity, upon the same terms and conditions as are set forth herein for the balance of the Lease Term, provided that such person, firm, corporation or other entity shall enter into a non-disturbance agreement with Tenant in form and substance reasonably satisfactory to Tenant and its counsel. Notwithstanding the foregoing, any mortgagee may, at any time, subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event, such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage. Landlord shall obtain, prior to the Commencement Date, a non-disturbance agreement in form and substance reasonably satisfactory to Tenant and its counsel, from the Landlord's mortgagee.

          Tenant, if requested by Landlord, shall execute any such instruments in recordable form as may be reasonably required by Landlord in order to confirm or effect the subordination, non-disturbance and attornment provisions of this Section.

     26.  Assignment and Subletting.  Tenant shall not assign, pledge,  mortgage
          -------------------------
or otherwise transfer or encumber this Lease, nor sublet all or any part of the Leased Premises or permit the same to be occupied or used by anyone other than Tenant or its employees without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant shall not solicit current tenants of the Building nor advertise any rental rate below the then current market rental rate for the Building. Notwithstanding anything in the foregoing to the contrary, Tenant may assign or sublet the Leased Premises without Landlord's consent to a corporation which is a parent or subsidiary of Tenant or is affiliated with Tenant in a common group of corporations, or any purchaser of same, provided that no such assignment or subletting shall relieve Tenant of its obligations and liabilities hereunder.

          Tenant's request for consent shall be in writing and contain the name, address, and description of the business of the proposed assignee or subtenant, its most recent financial statement and the other evidence of financial responsibility, its intended use of the Leased Premises, and the terms and conditions of the proposed assignment or subletting.

          Within ten (10) days from receipt of such request, Landlord shall either: (A) grant or refuse consent; or (B) elect to require Tenant (i) to execute an assignment of lease or sublease of Tenant's interest hereunder to Landlord or its designee upon the same terms and conditions as are contained herein, together with an assignment of Tenant's interest as sublessor in any such proposed sublease, except that no subtenant or assignee requiring Landlord's approval hereunder shall enjoy the rights granted to Tenant under Sections 42, 43 and 44 hereof, or (ii) if the request is for consent to a proposed assignment of this Lease, to terminate this Lease and the term hereof effective as of the date such assignment would have otherwise become effective. In the event that Landlord has not notified Tenant of its election as provided herein, Landlord shall be deemed to have consented to the proposed assignment or sublease.

          Each assignee hereunder shall assume and be deemed to have assume this Lease and shall be and remain liable jointly and severally with Tenant for all payments and for the due performance of all terms, covenants, conditions and provisions herein contained on Tenant's part to be observed and performed. No assignment shall be binding upon Landlord unless the assignee shall deliver to Landlord an instrument in recordable form containing a covenant of assumption by the assignee, but the failure or refusal of assignee to execute the same shall not release assignee from its liability as set forth herein.

          All the foregoing notwithstanding, Tenant shall not enter into any lease, sublease, license, concession or other agreement for the use, occupancy or utilization of the Leased Premises or any portion thereof, which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales). Any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance or any right or interest in the possession, use or occupancy of any part of the Leased Premises.

          Any consent by Landlord hereunder shall not constitute a waiver of strict future compliance by Tenant of the provisions of this Section 26 or a release of Tenant from the full performance by Tenant of any of the terms, covenants, provisions, or conditions in this Lease contained.

     27.  Default. Any other provisions in the  Lease notwithstanding, it  shall
          -------
be an Event of Default under this Lease if (A) Tenant fails to pay any installment of Fixed Rent, Additional Rent or other sum payable by Tenant hereunder when due and such failure continues for a period of ten (10) days after written notice given by or on behalf of Landlord to Tenant, provided, however, Landlord need not give any such written notice, and Tenant shall not be entitled to any such period of grace, more than once in any twelve (12) month period, (B) Tenant vacates the Leased Premises or uses or occupies the Leased Premises otherwise than as permitted by Sections 1 and 10 hereof, or assigns or sublets, or purports to assign to sublet, the Leased Premises or any part thereof otherwise than in the manner and upon the conditions set forth in
Section 26 hereof, (C) Tenant fails to observe or perform any other covenant or agreement of Tenant herein contained and such failure continues after written notice given by or on behalf of Landlord to Tenant for more than thirty (30) days and such additional time, if any, as is reasonably necessary to cure such failure, provided Tenant commences to cure such failure within such thirty (30) day period and diligently thereafter prosecutes such cure to completion, (D) without Landlord's prior written consent, Tenant removes or attempts to remove or manifests an intention to remove any or all of Tenant's property from the Leased Premises otherwise than in the ordinary and usual course of business, (E) Tenant makes any assignment for the benefit of creditors; Tenant commits an act of bankruptcy or files a petition or commences any proceeding under any bankruptcy or insolvency law; a petition is filed or any proceeding is commenced against Tenant under any bankruptcy or insolvency law and such petition or proceeding is not dismissed within sixty (60) days; Tenant is adjudicated a bankrupt; Tenant by any act indicates its consent to, approval of or acquiescence in, or a court approves, a petition filed or proceeding commenced against Tenant under any bankruptcy or insolvency law; a receiver or other official is appointed for Tenant or for a substantial part of Tenant's assets or for Tenant's interests in this

Lease; any attachment or execution against a substantial part of Tenant's assets or of Tenant's interest in this Lease remains unstayed or undismissed for a period of more than twenty (20) days; a substantial part of Tenant's assets or of Tenant's interest in this Lease is taken by legal process in any action against Tenant, or (F) any of the foregoing occur as to any guarantor or surety of Tenant's performance under this Lease, or such guarantor or surety defaults on any provision under its guaranty or suretyship agreement.

     28.  Landlord's Remedies.
          -------------------

          A. If an Event of Default hereunder shall have happened and be continuing, Landlord may, at its option:

               (i) declare due and payable and sue for and recover, all unpaid Fixed Rent for the unexpired period of the Lease Term (and also all Additional Rent as the amount(s) of same can be determined or reasonably estimated) as if by the terms of this Lease the same were payable in advance, together with all legal fees and other expenses incurred by Landlord in connection with the enforcement of any of Landlord's rights and remedies hereunder, such amount to be discounted in accordance with Section 28.F. hereof, and/or

               (ii) collect or bring action for such Fixed Rent and Additional Rent as being rent in arrears, or may enter judgment for possession in an amicable action, or may file a Proof of Claim in any bankruptcy or insolvency proceeding for such Fixed Rent and Additional Rent, or institute any other proceedings, whether similar or dissimilar to the foregoing, to enforce payment thereof, and/or

               (iii) terminate the Lease Term by giving written notice thereof to Tenant and, upon the giving of such notice, the Lease Term and the estate hereby granted shall expire and terminate with the same force and effect as though the date of such notice was the date hereinbefore fixed for the expiration of the Lease Term, and all rights of Tenant hereunder shall expire and terminate, but Tenant shall remain liable as hereinafter provided, and/or

               (iv)  exercise  any  other  rights  and  remedies  available   to
Landlord at law or in equity provided hereunder.

          B. If any Event of Default shall have happened and be continuing, Landlord may, whether or not the Lease Term has been terminated as herein provided, re-enter and repossess the Leased Premises or any part thereof by force, summary proceedings, ejectment or otherwise and Landlord shall have the right to remove all persons and property therefrom. Landlord shall be under no liability for or by reason of any such entry, repossession or removal; and no such re-entry or taking of possession of the Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate the Lease Term unless a written notice of such intention be given to Tenant pursuant to Section 28(A)(iii) or unless the termination of this Lease be decreed by a court of competent jurisdiction.

          C. At any time or from time to time after the repossession of the Leased Premises or any part thereof pursuant to Section 28(B), whether or not the Lease Term shall have been terminated pursuant to Section 28(A)(iii), Landlord, notwithstanding anything elsewhere herein to the contrary, shall make all commercially reasonable efforts to mitigate any damages to Landlord as a result of any default by Tenant hereunder, including, without limitation, to relet all or any part of the Leased Premises for the account of Tenant for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term) and on such conditions (which may include concessions or free rent) and for such uses as Landlord, in its commercially reasonable discretion, may determine, and Landlord may collect and receive any rents payable by reason of such reletting. For the purpose of such reletting, Landlord may decorate or make repairs, changes, alterations or additions in or to the Leased Premises or any part thereof to the extent deemed by Landlord desirable or convenient, and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and be payable by Tenant as Additional Rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord.

          D. Subject to the results of Landlord's efforts to mitigate damages, as aforesaid, no expiration or termination of the Lease Term pursuant to Section 28(A)(iii), by operation of law or otherwise, and no repossession of the Leased Premises or any part thereof pursuant to Section 28(B), or otherwise, and no reletting of the Leased Premises or any part thereof pursuant to Section 28(C) shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, repossession or reletting.

          E. In the event of any expiration or termination of this Lease or repossession of the Leased Premises or any part thereof by reason of an occurrence of an Event of Default, and Landlord has not elected to accelerate rent pursuant to Section 28(A)(i), Tenant shall pay to Landlord the Fixed Rent, Additional Rent and other sums required to be paid by Tenant to and including the date of such expiration, termination or repossession; and, thereafter, Tenant shall, until the end of what would have been the expiration of the Lease Term in the absence of such expiration, termination or repossession, and whether or not the Leased Premises or any part thereof shall have been relet, be liable to Landlord for, and shall pay to Landlord, as liquidated and agreed current damages, the Fixed Rent, Additional Rent and other sums which would be payable under this Lease by Tenant in the absence of such expiration, termination or repossession, less the net proceeds, if any, of any reletting effected for the account of Tenant pursuant to Section 28(C), after deducting from such proceeds all of Landlord's reasonable expenses in connection with such reletting (including, without limitation, all related repossession costs, brokerage commissions, legal expenses, attorneys' fees, employees' expenses, alteration costs and expenses of preparation for such reletting). Tenant shall pay such current damages on the days on which the Fixed Rent would have been payable under this Lease in the absence of such expiration, termination or repossession, and Landlord shall be entitled to recover the same from Tenant on each such day.

          F. At any time after such expiration or termination of this Lease or repossession of the Leased Premises or any part thereof by reason of the occurrence of an Event of Default, whether or not Landlord shall have collected any current damages pursuant to Section 28(E), Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand, unless Tenant has paid the whole of accelerated rent pursuant to Section 28(A)(i), as and for liquidated and agreed final damages for Tenant's default and in lieu of all current damages beyond the date of such demand (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount equal to the excess, if any, of (i) Fixed Rent, Additional Rent and other sums which would be payable under this Lease for the remainder of the Lease Term from the date of such demand (or, if it be earlier, the date to which Tenant shall have satisfied in full its obligations under Section 28(E) to pay current damages) for what would have been the then unexpired term of this Lease in the absence of such expiration, termination or repossession, discounted at the rate of six percent (6%) per annum, over (ii) the then fair rental value of the Leased Premises for the same period, discounted at a like rate. If any statute or rule of law shall validly limit the amount of such liquidated final damages to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such statute or rule of law.

          G. Tenant, in consideration for the execution of this Lease by Landlord and for the covenants and agreements on the part of Landlord herein contained, and fully comprehending the relinquishment of certain rights including rights of pre-judgment notice and hearing, hereby expressly authorizes any attorney of any Court of Record to accept service of process for, to appear for, and to confess judgment against Tenant in any and all actions brought hereunder by Landlord against Tenant to recover possession from time to time of the Leased Premises (and Tenant agrees that upon the entry of each judgment for said possession a Writ of Possession or other appropriate process may issue forthwith).

          H.  INTENTIONALLY DELETED.

          I. In any amicable action for ejectment Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this Lease be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding. The authority to confess judgment against Tenant hereunder shall not be exhausted by one (1) exercise thereof, but judgment may be confessed as provided herein from time to time as often as any Event of Default occurs under this Lease, and such authority may be exercised as well after the expiration of the Lease Term and/or during or after the expiration of any extended or renewal term.

          J. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein by law provided, but each shall be cumulative and in addition to every right or remedy given herein or now or hereafter existing at law or in equity or by statute.

          K. No waiver by Landlord of any breach by Tenant of any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord or any rights and remedies with respect to such or any subsequent breach.

          L. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and right to invoke any remedy allowed at law or in equity as if re-entry summary proceedings and other remedies were not herein provided for.

          M. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Leased Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease, or otherwise.

     29.  Landlord's Costs  and  Expenses. Tenant shall pay  upon demand  all of
          -------------------------------
Landlord's costs, charges and expenses, including the fees and out-of-pocket expenses of legal counsel, agents and others retained by Landlord incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned, together with interest at the Overdue Interest Rate from the date incurred by Landlord to the date of payment by Tenant; provided however, that in the event of litigation between the parties that is concluded by a final unappealable judgment, the attorneys fees and expenses of the prevailing party shall be paid by the non-prevailing party.

     30.  Intentionally Omitted.

     31.  Successors and Assigns. The obligations of this Lease shall be binding
          ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Landlord and each successive owner of the Building and/or the Lot shall be liable only for obligations accruing during the period of its ownership or interest in the Building or the Lot; and from and after the transfer by Landlord or such successive owner of its ownership or other interest in the Building or the Lot, Tenant shall look solely to the successors in title for the performance of Landlord's obligations hereunder. The liability of Landlord or any successive owner of the Building and/or the Lot hereunder and all of its officers, employees, shareholders or joint venturers or partners, if any, whether general or limited, shall be limited to Landlord's estate or other title or interest in the Building and/or the Lot.

     32.  Waivers. No delay or  forbearance by Landlord  in exercising any right
          -------
or remedy hereunder or in undertaking or performing any act or matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord's rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter.

     33.  Waiver  of  Trial by  Jury.  It  is  mutually  agreed by  and  between
          --------------------------
Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Leased Premises and/or any claim of injury or damage and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for nonpayment of rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

     34.  Severability.  Each  covenant  and agreement in  this Lease shall  for
          ------------
all purposes be construed to be a separate and independent covenant or agreement. If any provision in this Lease or the application thereof shall to any extent be invalid, illegal or otherwise unenforceable, the remainder of this Lease, and the application of such provision other than as invalid, illegal or unenforceable, shall not be affected thereby; and such provisions in this Lease shall be valid and enforceable to the fullest extent permitted by law.

     35.  Notices.  All  notices or other  communications  required or permitted
          -------
hereby shall be effective only if the same are in writing and are signed by the party giving the notice or by an agent or other person authorized in writing to so act on behalf of such party. Notices to Tenant may be given by the leaving of the same at the Leased Premises during business hours or by registered or certified mail, return receipt requested, addressed to Tenant at the address set forth in Section 1 hereto; with a copy to Buchanan Ingersoll Professional Corporation, Eleven Penn Center, 1835 Market Street, Fourteenth Floor, Philadelphia, Pennsylvania 19103, Attention: Kevin J. Silverang, Esquire, and notices to Landlord shall be given by registered or certified mail, return receipt requested to the address set forth in Section 1 hereof, with a copy to Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, Attention: Karl Piirimae, Esquire. All notices shall be deemed given unless otherwise specified herein, on the date when same are delivered, if delivered, or on the date when the same are deposited in the mail.

     36.  Amendment and Modifications.  This Lease contains the entire agreement
          ---------------------------
between the parties hereto, and shall not be amended, modified or supplemented unless by agreement in writing signed by both Landlord and Tenant and the same shall not be valid unless approved in writing by all mortgagees and holders of any estate or interest in the Building or the Lot by virtue of leases or other instruments expressly referred to herein or which are then of record.

     37.  Security  Deposit.  Upon execution of this Lease, Tenant shall deposit
          -----------------
the sum set forth in Section 1 hereof with Landlord as a security deposit (the "Security Deposit") to be held by Landlord as security for Tenant's performance of all Tenant's obligations under this Lease. Landlord may commingle the Security Deposit with its general funds and any interest earned on the Security Deposit shall belong to Landlord. Landlord, in its sole discretion, may apply the Security Deposit to cure any Event of Default under this Lease. If any such application is made, upon notice by Landlord to Tenant, Tenant shall promptly replace the amount so applied. If there has been no Event of Default within thirty (30) days after expiration or earlier termination of this Lease, Landlord shall return the entire balance of the Security Deposit to Tenant. Tenant will not look to any foreclosing mortgagee on the Lot or Building or any interest therein for the return of the Security Deposit unless the mortgagee has expressly assumed Landlord's obligation under this Lease or has actually received the balance of the Security Deposit. In the event Landlord sells the Lot and Building and transfers the Security Deposit to a new owner of the Lot and Building, Tenant shall look solely to such new owner for the return of the balance of the Security Deposit.

     38.  Environmental Matters.
          ----------------------

          A. Tenant shall promptly deliver to Landlord copies of any of the following documents that Tenant receives or prepares:

               (i)   applications   or   other   materials  regarding  the  Lot,
Building, or Leased Premises submitted to any governmental agency in compliance with Environmental Statutes;

               (ii) any notifications regarding the Lot, Building, or Leased Premises submitted to any person pursuant to Environmental Statutes;

               (iii) any permit, license, approval, amendment or modification thereto granted regarding the Lot, Building, or Leased Premises pursuant to Environmental Statutes;

               (iv) any record or manifest required to be maintained regarding the Lot, Building, or Leased Premises pursuant to Environmental Statutes; and

               (v) any correspondence, notice of violation, summons, order, complaint or other document received by Tenant or its lessees, sublessees or assigns (if permitted), pertaining to the Lot, Building, or Leased Premises and to compliance with any Environmental Statutes.

               "Environmental Statutes" shall mean all statutes, ordinances, regulations, orders and requirements of common law regulating environmental matters concerning (a) activities at the Lot, Building or Leased Premises, (b) repairs or construction of any improvements located on the Lot, (c) handling of any materials, (d) discharges to the air, soil, surface water or ground water, and (e) storage, treatment or disposal of any waste at or connected with any activity at the Lot, Building or Leased Premises.

          B. In the event that Landlord or Landlord's mortgagee performs or causes to perform an investigation of the Lot or Building of any of the below described matters, Tenant, at Landlord's or such mortgagee's sole cost and expense, and, in any event, not more than once during each Term of the Lease, shall cooperate with Landlord or Landlord's mortgagee with respect to such investigation:

               (i) compliance at the Lot, Building, or Leased Premises with Environmental Statutes;

               (ii) the presence of hazardous substances or contamination at the Lot, Building, or Leased Premises;

               (iii) the presence at the Lot, Building, or Leased Premises of polychlorinated biphenyls, substances containing polychlorinated biphenyls, asbestos, materials containing asbestos, or ureaformaldehyde foam insulation;

               (iv) the presence at the Lot of (a) a wetland or other "water of the United States" for purposes of Section 404 of the federal Clean Water Act, 33 U.S.C. ss. 1344, or any similar area regulated under any state law, (b) a flood plain or other flood hazard area as defined pursuant to the Pennsylvania Flood Plain Management Act, Pa. Stat. tit. 3 2, ss. 679. 101 to .601 (Purdon Sup. 1989), (c) a portion of the coastal zone for purposes of the federal Coastal Zone Management Act, 16 U.S.C. ss.ss. 1451-1464, or (d) any other area development of which is specifically restricted under applicable law by reason of its physical characteristics or prior use;

               (v) the presence at the Lot, Building, or Leased Premises of radon-products; or

               (vi) the presence at the Lot, Building, or Leased Premises of tanks presently or formerly used for the storage of any liquid or gas above or below ground.

          C. In the event any present or future Federal, State or municipal statute, ordinance, law, rule or regulation requires Landlord or Tenant to obtain a clearance certificate or Declaration of Non-Applicability, similar or dissimilar to those required by the New Jersey Environmental Clean-Up Responsibility Act, upon the expiration or earlier termination of the Lease Term, or upon the sale of the Lot or Building by Landlord, Tenant will apply therefor, or execute and deliver an application therefor to Landlord without delay, and take such action as may be necessary under such applicable statute, ordinance, law, rule or regulation to obtain such clearance certificate or Declaration of Non-Applicability.

     39.  Brokers.  Landlord and Tenant each represent  and warrant to the other
          -------
that it has not engaged any broker, finder or other person other than the broker, if any, listed in Section I hereof, who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Lease. Landlord and Tenant each agree to indemnify and hold harmless the other against any loss, cost, liability or expense incurred by the other as a result of any claim asserted by any other broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of the other. Landlord shall be responsible for the payment of a brokerage fee to the broker listed in Section I at Landlord's scheduled commission rate or as otherwise agreed in writing between Landlord and such broker.

     40.  Financial Statements.  Tenant is a publicly  traded company and  shall
          --------------------
deliver to Landlord a copy of Tenant's published annual report as soon as available following the end of Tenant's fiscal year and, within thirty (30) days of Landlord's reasonable request therefor, shall furnish a copy of the most recent financial statement prepared by Tenant.

     41.  Options to Extend. Provided no Event of  Default under this Lease  has
          -----------------
occurred and is continuing, Tenant shall have the right and option, exercisable by giving Landlord written notice at least nine (9) months prior to the expiration of the then current Lease Term, to extend the Lease Term for two (2) additional periods of five (5) years each (each, an "Extended Term") and, upon the giving of such notice, this Lease shall automatically be extended for such five (5) year periods and no further agreement of extension need be executed. In the event that Tenant fails to give such notice to Landlord as herein provided, this Lease shall automatically terminate at the end of the then current Lease Term and Tenant shall have no further right or option to extend this Lease. Each Extended Term shall be upon the same covenants, agreements, provisions, terms and conditions as during the original Lease Term except that the Annual Fixed Rent during each Extended Term shall equal the Fair Market Rent for the Leased Premises. The "Fair Market Rent" for the Leased Premises shall mean the rent for comparable space in a Class A mid-rise building in upper Bucks County for a new tenant entering into a new five (5) year lease and with the Operating Expense Allowance being adjusted to reflect the expense allowance used in calculating the Fair Market Rent. At least twelve (12) months prior to the expiration of the then current Lease Term, Tenant may request Landlord to quote the Fair Market Rent effective for the first day of the Extended Term. If Tenant objects thereto, Landlord and Tenant shall negotiate for a period of thirty (30) days to determine whether the Fair Market Rent can be agreed upon. In the event Landlord and Tenant cannot agree on the Fair Market Rent within such thirty (30) day period, Landlord and Tenant shall mutually select a real estate appraiser (MAI or equal) knowledgeable of rents obtained in Class A mid-rise office buildings in upper Bucks County, Landlord shall submit to such appraiser the lowest Annual Fixed Rent which Landlord is willing to accept, together with any information with respect thereto that Landlord deems relevant and Tenant shall submit to such appraiser the highest Annual Fixed Rent which Tenant is willing to pay, together with any information with respect thereto that Tenant deems relevant, and the appraiser will then select which of Landlord's or Tenant's submissions most clearly reflect the Fair Market Rent for Class A mid-rise office buildings in upper Bucks County for new leases for a five (5) year term as aforesaid. The appraiser's decision shall be rendered within forty-five (45) days following his selection and to determine the Fair Market Rent of the Leased Premises as aforesaid. Such determination shall be final, binding and conclusive on Landlord and Tenant.

     42.  Tenant's Termination Rights.  In the event that Landlord is unable  to
          ---------------------------
provide Tenant with additional space in the Building or other Buildings in the Silver Lake Executive Campus as provided in Sections 43 and 44 hereof, Tenant shall have the right and option to terminate this Lease at any time following the sixtieth (60th ) Lease Month (the "Termination Date") of the initial Lease Term by giving Landlord not less than nine (9) months prior written notice thereof and paying to Landlord at the time of the giving of such notice a termination fee equal to the unamortized portion of the cost of Landlord's Work and brokerage commissions (the "Termination Fee"), calculated at an interest rate of ten percent (10%) per annum. If Tenant gives notice of its election to terminate this Lease under this Section 42, but fails to pay the Termination Fee or fails to vacate the Leased Premises on or before the Termination Date, Landlord shall have the option of treating such failure as either (a) Event of Default hereunder, (b) a rescission of Tenant's notice of termination, or (c) a holdover under Section 4 hereof. In any event, notwithstanding anything herein to the contrary, Tenant shall pay Landlord, as Additional Rent hereunder, all damages, losses, costs and expenses (including reasonable legal fees and expenses) Landlord may have incurred by reason of Tenant's failure to vacate, including without limitation, any costs or lost profits from any reletting or proposed reletting of the Leased Premises and Landlord's efforts to regain possession of the Leased Premises.

     43.  Expansion  Space.  Commencing  upon  the execution  of this Lease  and
          ----------------
until the Expansion Space (as defined below) is leased by Oxford Clinical Communications, Inc. ("OCC"), Tenant shall have the right to lease that portion of the balance of the contiguous rentable area of the second floor of the Building that becomes available as shown in the cross-hatched area of the floor plan attached as Exhibit "F" hereto (the "Expansion Space"). Such right of offer shall be on the following conditions:

          A. Tenant acknowledges and agrees that the right of offer provided herein shall be subject in all respects to the rights of OCC so long as the lease agreement between Landlord and OCC the (the "OCC Lease") shall continue. The provisions of this Section shall be effective only upon the completion of the offer procedures set forth in the OCC Lease.

          B. If any of the Expansion Space is available for lease, and Landlord receives an expression of interest from a prospective tenant for all or a portion of the Expansion Space, Landlord shall give Tenant written notice of the expression of interest (the "Offer Notice"). The Offer Notice shall include the identity of the prospective tenant, the proposed date on which Expansion Space will be available, the proposed length of term of the lease, and all other material terms and conditions upon, which Landlord intends to offer the Expansion Space, including Base Rent, Additional Rent, allowances and concessions. Tenant shall have ten (10) business days after receipt of the Offer Notice, time being of the essence, to notify Landlord of its exercise of the offer right hereunder. Tenant acknowledges and agrees that the Offer Notice provided hereunder may be delivered simultaneously to OCC, but that the exercise by OCC of its rights under the OCC Lease shall supersede the rights of Tenant hereunder.

          C. If Tenant declines by written notice to lease the space identified in the Offer Notice or Tenant fails to timely notify Landlord of its election to lease all or a portion of the Expansion Space pursuant to clause (i) above, Landlord shall be free to lease such space to the prospective tenant identified in the Offer Notice upon such rights to renew, extend and expand as set forth in the Offer Notice (except that Landlord may increase or decrease the economic terms by an amount not greater than ten percent (10%) of the total economic terms set forth in the Offer Notice) for a period of six (6) months following the date Tenant's response is due as provided in clause (i) above.

          D. Any lease by Tenant of all or any portion of the Expansion Space shall be upon the same covenants, agreements, provisions, terms and conditions as in this Lease, except rent, tenant's proportionate share and tenant improvement allowances, .-and the term of the Lease. The Lease of any Expansion Space (or any additional space within the Building) shall be coterminous with the Lease; provided, however that if less than five (5) years remain in the Lease Term, the Expansion Space shall be leased to Tenant on an "as-is" basis at a rental rate equal to the prevailing market rate for "as-is" space. If Landlord and Tenant reach an agreement to lease all or a part of the Expansion Space pursuant to this Article, Landlord and Tenant will enter into an amendment to this Lease increasing the rentable area of the Leased Premises, the Annual Fixed Rent to be paid, Tenant's Proportionate Share and to reflect the provisions hereof.

          E. Landlord shall have no obligation to deliver any notice under this Section if an Event of Default shall have occurred and be continuing hereunder beyond all applicable periods of notice and cure.

          F. Except as specifically provided herein to the contrary, if any part of the Expansion Space is leased by Landlord to a third party and thereafter becomes available for lease, Tenant shall have a subsequent right of first offer thereon as described in this Section.

     44.  Tenant Expansion.  In  the event  that Tenant  determines that  Tenant
          ----------------
shall require an additional twenty thousand (20,000) rentable square feet of more of office space, Tenant shall deliver written notice to Landlord (the "Expansion Notice") setting forth (a) the exact amount of space required by Tenant; (b) the length of the term, including a proposed commencement date; (c) any specialty work required (i.e. laboratory or computer rooms); and (d) such other relevant information necessary for Landlord to fully evaluate and estimate the cost of Tenant requirements (the "Expansion Requirements"). Not later than thirty (30) days after the receipt of the Expansion Notice, Landlord shall deliver a written response ("Landlord's Notice") to Tenant describing (a) the available contiguous space within the Building; (b) available space in other Buildings owned by Landlord or its affiliates within the Silver Lake Executive Campus; and (c) the terms and conditions upon which Landlord or its affiliates would be able to provide space in a building to be constructed by Landlord in the Silver Lake Executive Campus, which terms and conditions shall provide, among other things for a term of not less than ten (10) years with rental at prevailing market rates. Within fifteen (15) days after the delivery of Landlord's Notice, Tenant shall deliver to Landlord Tenant's decision as to whether to proceed with any of the options described in Landlord's Notice which notice shall be irrevocable and unconditional. In the event that Tenant elects to lease additional space in accordance with Landlord's Notice and this Lease is terminated, no termination penalty shall be applicable.

     45.  Parking.  At no additional rent to Tenant,  Landlord shall provide  on
          -------
the Lot on which the Building is located parking for all tenants (including Tenant), their guests and customers at an overall rate of five (5) parking spaces per 1,000 square feet of office space in the Building.

     46.  Headings  and  Terms.  The title,  headings  and table of contents  of
          --------------------
this Lease are for convenience of reference only and shall not in any way be utilized to construe or interpret the agreement of the parties as otherwise set forth herein. The term "Landlord" and the term "Tenant" as used herein shall mean, where appropriate, all persons acting by or on behalf of the respective parties, except as to any required approvals, consents or amendments, modifications or supplements hereunder when such terms shall only mean the parties originally named on the first page of this Lease as Landlord and Tenant, respectively, and their agents so authorized in writing.

     47.  Governing  Law.  This  Lease  shall  be  governed  by and construed in
          --------------
accordance with the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the date first mentioned.


                                            LANDLORD:

                                            NEWTOWN VENTURE IV ASSOCIATES
                                            By Pitcairn Properties Incorporated,
                                               its general partner


                                            By  /s/ James. M. Watson
                                              ----------------------------------
                                              Name:  James M. Watson
                                              Title: Senior Vice President


                                            TENANT:

                                            COLLAGENEX PHARMACEUTICALS, INC.


                                            By  /s/ Nancy C. Broadbent
                                              ----------------------------------
                                              Name:  Nancy C. Broadbent
                                              Title: Chief Financial Officer

                                   EXHIBIT "A"

                             Plan of Leased Premises

                [ARCHITECT'S PLAN OF LEASED PREMISES GOES HERE]

                                   EXHIBIT "B"

                                 LANDLORD'S WORK

            Attached to and made a part of Lease dated March 15, 1999
                                     Between
                          Newtown Venture IV Associates
                                       and
                    CollaGenex Pharmaceuticals, Inc., Tenant

                                  EXHIBIT "B"

                       Hayden Architecture & Urban Design
                          as issued for permit 2/1/99

                       A1.1   General Info and Index
                       A1.2   Code/Egree Plan
                       A3.1   Construction Plan
                       A3.2   Door Schedules and Note
                       A4.1   Reflected Ceiling
                       A4.2   Light Fixture Schedule
                       A5.1   Sec/Elevation
                       A6.1   Construction Details
                       E.1    Electrical/Data Plan
                       E.2    Electrical Schedules





                                   EXHIBIT B

                                   EXHIBIT "C"

                              RULES AND REGULATIONS
             Attached to and made part of Lease dated March 15, 1998

                                     Between
                     Newtown Venture IV Associates, Landlord
                                       and
                    CollaGenex Pharmaceuticals, Inc., Tenant


Definitions
-----------

     Wherever in these Rules and Regulations the word "Tenant" is used, it shall be taken to apply to and include Tenant and its servants, agents, employees, invitees, licensees, subtenants and contractors, and is to be deemed of such number and gender as the circumstances require. The word "room" is to be taken to include the space covered by this Lease. The word "Landlord" shall be taken to include the employees and agents of Landlord.


Washrooms
---------

     Toilet rooms, water-closets and other water apparatus shall not be used for any purposes other than those for which they were constructed.


Smoking Policy
--------------

     The Building shall be a "non-smoking building" and Landlord shall promulgate and enforce rules reasonably necessary to effect the Building's non-smoking policy. Landlord shall designate a specific smoking area outside of the Building and prohibit smoking at any entranceway.


Hours of Operation
------------------

     Tenant shall have twenty-four hour, seven days per week access to the Building. At least one passenger elevator shall be in operation at all times.


General Prohibitions
--------------------

     In order to insure proper use and care of the Building, Tenant shall not:

               (a) Allow any sign, advertisement or notice to be fixed to the Building, inside or outside, except the building standard signage package, except as otherwise provided in the Lease.

               (b) Make improper noises or disturbances of any kind.

               (c) Mark or defile water-closets, toilet rooms, walls, windows, doors or any other part of the Building.

               (d) Place anything on the outside of the Building, including roof setbacks, window ledges and other projections.

               (e) Cover or obstruct any window.

               (f) Fasten any article, drill holes, drive nails or screws into the walls, floors, woodwork, window mullions, or partitions; nor shall the same be painted, papered or otherwise covered or in any way marked or broken without Landlord's consent.

               (g) Interfere  with  and/or   modify  the   heating  or   cooling
apparatus.

               (h) Allow anyone but Landlord's employees to clean rooms.

               (i) Leave rooms without locking doors, stopping all office machines, and extinguishing all lights.

               (j) Install any shades, blinds, or awnings without Landlord's consent.

               (k) Use any electric heating device without Landlord's consent.


               (l) Install call boxes or any kind of wire in or on the Building without Landlord's consent and direction.

               (m) Manufacture any commodity, or prepare or dispense any foods or beverages, whether by vending or dispensing machines or otherwise, or alcoholic beverages, tobacco, drugs, flowers, or other commodities or articles without Landlord's consent.

               (n) Unless specifically set forth in the Use clause in Section 1 of this Lease, engage in any form of retail sales of goods or merchandise, or operate a loan, check cashing, precious metals, jewelry or similar business without Landlord's consent.

               (o) Secure duplicate keys for rooms, except from Landlord, or change the locks of any doors to or in the Leased Premises.

               (p) Give its employees or other persons permission to go upon the roof of the Building without Landlord's consent.

Publicity
---------

     Tenant shall not use the name of the Building in any way in connection with its business except as the address thereof. Landlord shall also have the right to prohibit any advertising by Tenant which, in its opinion, tends to impair the reputation of the Building or its desirability as a building for offices; and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.


Business Machines
-----------------

     Business machines and mechanical equipment which cause vibration, noise, cold or heat that may be transmitted to the Building structure or to any leased space outside the Leased Premises shall be placed and maintained by Tenant, at its sole cost and expense, in settings of cork, rubber or spring type vibration eliminators sufficient to absorb and prevent such vibration, noise, cold or heat.


Excess Trash
------------

     If Tenant generates trash in amounts materially in excess of amounts customarily generated by tenants in a first class office building by reason of Tenant's data processing, or otherwise, Landlord reserves the right to require Tenant, at Tenant's expense, to make independent arrangements for the collection of trash from the Leased Premises and the removal thereof from the Building or to require Tenant to pay, as Additional Rent, for the removal of such additional trash.


Movement of Equipment
---------------------

     Landlord reserves the right to designate the time when and the method whereby freight, small office equipment, furniture, safes and other like articles may be brought into, moved, or removed from the Building or rooms, and to designate the location for temporary disposition of such items. In no event shall any of the aforesaid items be taken from Tenant's space for the purpose of removing the same from the Building without the express consent of Landlord.


Rights Reserved to Landlord
---------------------------

     Without abatement or diminution in rent, Landlord reserves and shall have the following additional rights:

          (a) To change the name and/or street address of the Building.

          (b) To install and maintain a sign or signs on the exterior of the Building.

          (c) To make, either voluntarily or pursuant to governmental requirement, repairs, alteration or improvements in or to the Building or any part thereof and during alterations, to close entrances, doors, windows, or other facilities, provided that such acts shall not unreasonably interfere with Tenant's use and occupancy of the Leased Premises.

          (d) To erect, use and maintain pipes and conduits in and through the Leased Premises.

          (e) To decorate, remodel, repair, alter or otherwise prepare the Leased Premises for reoccupancy during or prior to the last six (6) months of the Lease Term or any part thereof, if Tenant vacates the Leased Premises during that time.

          (f) To constantly have pass keys to the Leased Premises.

          (g) To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building.

          (h) To exhibit the Leased Premises to others and to display "For Rent" signs on the Leased Premises.

          (i) To take any and all measures, including inspections, repairs, alterations, additions and improvements to the Leased Premises or to the Building as may be necessary or desirable in the operation of the Building.

     Landlord may enter upon the Leased Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant.


Regulation Change
-----------------

     Landlord shall have the right to amend these Rules and Regulations, and to make such other and further reasonable Rules and Regulations, as in the judgment of Landlord, may from time to time be needful for the safety, appearance, care or cleanliness of the Building or for the preservation of good order therein. Landlord shall not be responsible to Tenant for the enforcement of the Rules and Regulations or by the violation thereof by other tenants.

                                   EXHIBIT "D"

                              ESTOPPEL CERTIFICATE

     COLLAGENEX PHARMACEUTICALS, INC. ("Tenant"), a Tenant under a certain Agreement of Lease ("Lease") dated __, 1999, with NEWTOWN VENTURE IV ASSOCIATES, a Pennsylvania limited partnership ("Landlord"), as Landlord for certain premises (the "Leased Premises") situate in the Silver Lake Executive Campus, Newtown Township, Pennsylvania, for good and valuable consideration, and intending to be legally bound, hereby certifies to ______________ ("Lender"), who in reliance upon this certification is lending funds secured by a mortgage of the Lot and the Building of which the Leased Premises is a part that:

     1. The Lease initialed by Tenant and attached as Schedule "A" hereto is a true, complete and correct copy of the Lease, and there has been no amendment, modification or supplement of any kind or nature varying the stated terms and conditions thereof, except as so attached;

     2.  The Lease is presently in full force and effect;

     3. The Lease Term commenced on ________ and full rental is now accruing thereunder and the Lease Term expires on __________;

     4. Tenant has accepted possession of the Leased Premises, and any and all improvements thereto required to be made by Landlord have been completed in accordance with the Lease;

     5. No rent under the Lease has been paid more than thirty (30) days in advance of its due date;

     6. Tenant, as of this date, has no charge, lien, claim or offset under the Lease or otherwise, against rents or other charges due or to become due thereunder;

     7. All Annual Fixed Rent, Additional Rent and other charges due and payable under the Lease by Tenant have been paid up to __________ except escalation, if any, not yet billed by Landlord;

     8. No notice has been received by Tenant of a default under the Lease which has not been cured by Tenant;

     9. Tenant has not given Landlord any notices of defaults by Landlord under the Lease which have not been cured, and there are no defaults by Landlord under the Lease as of the date hereof;

     10.  (cross out one of the following)

          Landlord is not holding a security deposit as security for the performance of Tenant's obligations under the Lease;

          Landlord is holding a security deposit in the amount of $______ as security for the performance of Tenant's obligations under the Lease;

     11. Tenant has no option or right to purchase the property of which the Leased Premises is a part, or any part thereof,

     12. Upon receipt of notice from Lender of a default under any document evidencing its loan, Tenant will make all payments under the Lease directly to Lender, or to Lender's designee, as from time to time directed by Lender.

     13. Tenant acknowledges that its Lease is being collaterally assigned to Lender as security for repayment of the aforementioned mortgage loan from Lender.


DATE:  March 12, 1999                       TENANT:


                                            COLLAGENEX PHARMACEUTICALS, INC.



                                            By  Nancy C. Broadbent
                                              ----------------------------------
                                              Authorized Officer

                                   EXHIBIT "E"

                                     Form of
                                Letter of Credit

OUR CREDIT NO.     ISSUE DATE         EXPIRY DATE        LETTER OF CREDIT AMOUNT
--------------     ----------         -----------        -----------------------
                     -  -               -  -             USD 73,292.00
----------         -- -- --           -- -- --
RFF


          BENEFICIARY                           APPLICANT
          -----------                           ---------
          PITCAIRN                              COLLAGENEX PHARMACEUTICALS, INC.



DEAR BENEFICIARY:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR, AS BENEFICIARY, WHICH IS AVAILABLE BY PAYMENT AGAINST THE FOLLOWING DOCUMENTS:

1) THE BENEFICIARY'S DRAFT(S) DRAWN ON US AT SIGHT, DULY ENDORSED ON THE REVERSE SIDE THEREOF, AND BEARING THE CLAUSE: "DRAWN UNDER FIRST UNION
     NATIONAL BANK STANDBY LETTER OF CREDIT NUMBER        ."
                                                   -------

2) A DATED, TYPEWRITTEN STATEMENT ON THE LETTERHEAD OF AND PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER OF THE BENEFICIARY STATING THEREIN:

     "WE HEREBY DULY CERTIFY THAT COLLAGENEX PHARMACEUTICALS, INC. HAS VACATED THE SUBJECT PREMISES IN VIOLATION OF THE TERMS AND CONDITIONS OF THAT
     CERTAIN LEASE AGREEMENT DATED        BY AND BETWEEN PITCAIRN AND COLLAGENEX
                                  -------
     PHARMACEUTICALS, INC. (THE "LEASE") OR, HAS BEEN EJECTED FROM THE SUBJECT PREMISES IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE LEASE. THEREFORE WE DEMAND PAYMENT OF USD (SUPPLY AMOUNT) UNDER FIRST UNION NATIONAL BANK STANDBY LETTER OF CREDIT NUMBER SM406553P."

3) THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL, AMENDMENTS, IF ANY, FOR OUR ENDORSEMENT. (IF YOUR DEMAND REPRESENTS A PARTIAL DRAWING HEREUNDER, WE WILL ENDORSE THE ORIGINAL CREDIT AND RETURN SAME TO YOU FOR POSSIBLE FUTURE CLAIMS. IF, HOWEVER, YOUR DEMAND REPRESENTS A FULL DRAWING OR IF SUCH DRAWING IS PRESENTED ON THE DAY OF THE RELEVANT EXPIRATION DATE HEREOF, WE WILL HOLD THE ORIGINAL FOR OUR FILES AND REMOVE SAME FROM CIRCULATION.)

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT OR INSTRUMENT.

WE ENGAGE WITH YOU THAT ALL DOCUMENTS PRESENTED IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY US IF DELIVERED TO FIRST UNION NATIONAL BANK, P.O. BOX 13866, 1345 CHESTNUT STREET, NINTH FLOOR, MAIL CODE PA4928, ATTENTION: LETTER OF CREDIT DEPARTMENT, PHILADELPHIA, PA 19107 PRIOR TO 3 P.M. ON OR BEFORE THE EXPIRATION DATE HEREOF.

                                SEE CONTINUATION

ATTACHED TO AND FORMING PART OF STANDBY CREDIT NO.         DATED  -  -
                                                  --------      -- -- --
PAGE TWO


EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN THIS LETTER OF CREDIT IS SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS: (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500".

ALL  INQUIRIES  REGARDING  THIS  CREDIT  SHOULD BE  DIRECTED  TO US AT OUR PHONE
NUMBERS: (215) 973-5981; (215) 973-8793; (215) 973-1944; (215) 973-8803.

***************SAMPLE***************

------------------------------------
          RICHARD FORTINO
    INTERNATIONAL BANKING OFFICER

                                   EXHIBIT "F"

                                 Expansion Space

                [ARCHITECT'S PLAN OF EXPANSION SPACE GOES HERE]